EXHIBIT 10.27

[Annual]

QUALCOMM INCORPORATED
2023 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT GRANT NOTICE
QUALCOMM Incorporated (the “Company”), pursuant to its 2023 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which represents the right to receive one (1) share of the Company’s common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement (“Agreement”) (attached hereto) and the Plan which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Agreement shall have the meaning set forth in the Plan.
Participant: «First_Name» «Last_Name»         Grant No.: «Number»
Emp #: «ID»    Number of Deferred Stock Units: «Shares_Granted»
Date of Grant: «DSU_Date»
Vesting Dates
This Deferred Stock Unit Award is fully vested on the Date of Grant.
Specified Settlement Date
The Specified Settlement Date shall be [for annual grants made in connection with an annual meeting specify date that is (1) 3 years from Date of Grant or (2) the later date specified in a valid election][for grants made to directors appointed between annual meetings, specify date that is (1) the third anniversary of the most recent annual meeting or (2) the later date specified in a valid election]. However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon certain other events.
Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.6 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:	Non-Employee Director:

By:

Cristiano R. Amon
Chief Executive Officer	Signature
Dated: Grant Date	Date:

QUALCOMM INCORPORATED
2023 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT AGREEMENT
Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company’s common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2023 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:

1.SERVICE AND VESTING.
1.1SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2VESTING. This Deferred Stock Unit Award is fully vested on the Date of Grant as set out in the Grant Notice.
2.SETTLEMENT OF THE DEFERRED STOCK UNITS.
2.1SETTLEMENT DATE. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the Specified Settlement Date set out in the Grant Notice, or such later date as you may elect in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (b) your death; (c) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (d) a Change in Control, to the extent such Change in Control occurs after the Date of Grant specified in the Grant Notice and constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2TIME AND FORM OF PAYMENT. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying federal, state, local, or non-U.S. income tax obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to the sum of (i) the federal tax rate for supplemental wages in effect under Section 1(i)(2) of the Code and (ii) the California tax rate for supplemental wages other than stock options and bonus payments in effect under Section 18663(b)(1) of the Revenue and Taxation Code (the sum of (i) and (ii) being hereinafter referred to as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (I) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (II) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the value of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the value determined under this clause (II) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2, shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.
3.TAX ADVICE. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
4.DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents in the form, payable on the terms and at such times as provided in Section 11.2(b)(i) of the Plan.
5.SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
6.TRANSFERABILITY. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
7.DEFERRED STOCK UNITS NOT A SERVICE CONTRACT. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the Service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.
8.RESTRICTIVE LEGEND. Stock issued pursuant to the settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
9.REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
10.VOTING AND OTHER RIGHTS. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
11.CODE SECTION 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so comply. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that complies with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement complies with the requirements of Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
12.NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
13.APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
14.ARBITRATION. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
15.AMENDMENT. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may materially adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 11 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
16.GOVERNING PLAN DOCUMENT. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
17.SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
18.DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.

[Quarterly Retainer Grant]

QUALCOMM INCORPORATED
2023 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT GRANT NOTICE
QUALCOMM Incorporated (the “Company”), pursuant to its 2023 Long-Term Incentive Plan (the “Plan”) hereby grants to the Participant named below the number of Deferred Stock Units set forth below, each of which represents the right to receive one (1) share of the Company’s common stock. The Non-Employee Director Deferred Stock Unit Award is subject to all of the terms and conditions as set forth herein and the Non-Employee Director Deferred Stock Unit Agreement (the “Agreement”) (attached hereto) and the Plan which are incorporated herein in their entirety. Capitalized terms not otherwise defined in this Grant Notice or the Agreement shall have the meaning set forth in the Plan.
Participant: «First_Name» «Last_Name»     Grant No.: «Number»
Emp #: «ID»    Number of Deferred Stock Units: «Shares_Granted»
Date of Grant: «DSU_Date»
Vesting Dates
This Deferred Stock Unit Award is fully vested on the Date of Grant.
Specified Settlement Date
The Specified Settlement Date shall be [specify date that is (1) 3 years from Date of Grant or (2) the later date specified in a valid election ]. However, as provided in Section 2.1 of the Deferred Stock Unit Agreement, these Deferred Stock Units may be settled earlier upon certain other events.
Additional Terms/Acknowledgments: The Participant acknowledges (in the form determined by the Company) receipt of, and represents that the Participant has read, understands, accepts and agrees to the terms and conditions of the following: this Grant Notice, the Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.6 of the Plan). Participant hereby accepts the Deferred Stock Unit Award subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between the Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements pertaining to this particular Deferred Stock Unit Award.

QUALCOMM Incorporated:	Non-Employee Director:

By:

Cristiano R. Amon
Chief Executive Officer	Signature
Dated: Grant Date	Date:

QUALCOMM INCORPORATED
2023 LONG-TERM INCENTIVE PLAN
NON-EMPLOYEE DIRECTOR DEFERRED STOCK UNIT AGREEMENT
Pursuant to the Grant Notice and this Non-Employee Director Deferred Stock Unit Agreement (the “Agreement”), Qualcomm Incorporated (the “Company”) has granted you a Deferred Stock Unit Award with respect to the number of shares of the Company’s common stock (“Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Qualcomm Incorporated 2023 Long-Term Incentive Plan (the “Plan”) shall have the same definitions as in the Plan.
The details of this Deferred Stock Unit Award are as follows:

1.SERVICE AND VESTING.
1.1SERVICE. As provided in the Plan and notwithstanding any other provision of this Agreement, the Company reserves the right, in its sole discretion, to determine when your Service has terminated.
1.2VESTING. This Deferred Stock Unit Award is fully vested on the Date of Grant as set out in the Grant Notice.
2.SETTLEMENT OF THE DEFERRED STOCK UNITS.
2.1SETTLEMENT DATE. The “Settlement Date” of your vested Deferred Stock Units shall be the earliest to occur of the following: (a) the Specified Settlement Date set out in the Grant Notice, or such later date as you may elect in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); (b) your separation from Service, to the extent such separation constitutes a “separation from service” pursuant to Section 409A of the Code; (c) your death; (d) your Disability, to the extent such Disability constitutes a “disability” pursuant to Section 409A of the Code; or (e) a Change in Control, to the extent such Change in Control occurs after the Date of Grant specified in the Grant Notice and constitutes a “change in ownership or effective control of the corporation” with respect to the Company pursuant to Section 409A of the Code.
2.2TIME AND FORM OF PAYMENT. Your vested Deferred Stock Units shall be paid in whole shares of Stock (in cash as to fractional shares) on, or as soon as practicable following, but in no event later than thirty (30) days after, the Settlement Date, except as otherwise specified below. To assist you in satisfying federal, state, local, or non-U.S. income tax obligations arising from your Deferred Stock Unit Award, the Company will allow you to make a one-time irrevocable election no later than (60) days after the Date of Grant specified in the Grant Notice, authorizing the Company to pay cash in lieu of Stock with respect to a percentage of the Deferred Stock Units equal to the sum of (i) the federal tax rate for supplemental wages in effect under Section 1(i)(2) of the Code and (ii) the California tax rate for supplemental wages other than stock options and bonus payments in effect under Section 18663(b)(1) of the Revenue and Taxation Code (the sum of (i) and (ii) being hereinafter referred to as the “Tax Percentage”). The amount of cash paid in lieu of such shares of Stock shall be equal to (I) the number of Deferred Stock Units (rounded up to the nearest whole Deferred Stock Unit) corresponding to the Tax Percentage, multiplied by (II) if the Stock is listed on a national or regional securities exchange or market system, the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the last trading day prior to the Settlement

Date, or, if the Stock is not listed on a national or regional securities exchange or market system, the value of a share of Stock as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse (the value determined under this clause (II) being hereinafter referred to for purposes of this Agreement as the “Fair Market Value of the Stock”). Any election to receive a portion of the Deferred Stock Unit Award paid in cash as specified in this Section 2.2, shall not be effective with respect to any Settlement Date that occurs within six (6) months after the later of the date of the election or the Date of the Grant specified in the Grant Notice.
3.TAX ADVICE. You acknowledge that you may be subject to federal, state, local, and non-U.S. income tax obligations arising from your Deferred Stock Unit Award. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or its representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAX TREATMENT OF ANY DEFERRED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
4.DIVIDEND EQUIVALENTS. If the Board declares a cash dividend on the Company’s Stock, you will be entitled to Dividend Equivalents in the form, payable on the terms and at such times as provided in Section 11.2(b)(i) of the Plan.
5.SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, no shares of Stock will be issued to you upon settlement of this Deferred Stock Unit Award unless the Stock is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. By accepting the Deferred Stock Unit Award, you agree not to sell any of the shares of Stock received under this Deferred Stock Unit Award at a time when applicable laws or Company policies prohibit a sale.
6.TRANSFERABILITY. Prior to the issuance of shares of Stock in settlement of a Deferred Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by your creditors or by your beneficiary, except (i) transfer by will or by the laws of descent and distribution or (ii) transfer by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death. All rights with respect to the Deferred Stock Unit Award shall be exercisable during your lifetime only by you or your guardian or legal representative. Prior to actual payment of any Deferred Stock Units, such Deferred Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
7.DEFERRED STOCK UNITS NOT A SERVICE CONTRACT. This Deferred Stock Unit Award is not an employment or service contract and nothing in this Agreement, the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the Service of a Participating Company, or of a Participating Company to continue your Service with the Participating Company. In addition, nothing in your Deferred Stock Unit Award shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.
8.RESTRICTIVE LEGEND. Stock issued pursuant to the settlement of the Deferred Stock Units may be subject to such restrictions upon the sale, pledge or other transfer of the Stock as the

Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.
9.REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the shares of Stock issued pursuant to the Deferred Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.
10.VOTING AND OTHER RIGHTS. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until shares of Stock are issued upon payment of the Deferred Stock Units.
11.CODE SECTION 409A. It is the intent that the payment of Deferred Stock Units as set forth in this Agreement shall comply with the requirements of Section 409A of the Code, and any ambiguities herein will be interpreted to so comply. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all payments provided for under this Agreement are made in a manner that complies with Section 409A of the Code; provided, however, that the Company makes no representation that the payments of Deferred Stock Units provided for under this Agreement complies with the requirements of Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the payments of Deferred Stock Units provided for under this Agreement.
12.NOTICES. Any notices provided for in this Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.
13.APPLICABLE LAW. This Agreement shall be governed by the laws of the State of California as if the Agreement were between California residents and as if it were entered into and to be performed entirely within the State of California.
14.ARBITRATION. Any dispute or claim concerning any Deferred Stock Units granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting the Deferred Stock Unit Award, you and the Company waive your respective rights to have any such disputes or claims tried by a judge or jury.
15.AMENDMENT. Your Deferred Stock Unit Award may be amended as provided in the Plan at any time, provided no such amendment may materially adversely affect the Deferred Stock Unit Award without your consent unless such amendment is necessary to comply with any applicable law or government regulation, or is contemplated in Section 11 hereof. No amendment or addition to this Agreement shall be effective unless in writing or in such electronic form as may be designated by the Company.
16.GOVERNING PLAN DOCUMENT. Your Deferred Stock Unit Award is subject to this Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement, the Grant Notice and those of the Plan, the provisions of the Plan shall control.
17.SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
18.DESCRIPTION OF ELECTRONIC DELIVERY. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to you electronically. In addition, if permitted by the Company, you may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company.